Exhibit 99.1

1Q 2010 INVESTOR FACT SHEET

CAPSTEAD 1985 25 2010

About Us:

We invest in a leveraged portfolio of almost exclusively residential adjustable-rate mortgage (“ARM”) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. ARM securities reset to more current interest rates within a relatively short period of time allowing for:

• the expansion of financing spreads during periods of falling interest rates,

• the recovery of financing spreads diminished during periods of rising interest rates, and

• smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities.

Experienced Management

Formed in 1985, Capstead’s experienced management team has over 80 years of combined mortgage finance industry experience.

Quality Assets

Agency-guaranteed residential mortgage securities are considered to have little, if any, credit risk, particularly given federal government support for Fannie Mae and Freddie Mac. These mortgage investments are highly liquid and can be financed with multiple funding providers through standard repurchase arrangements.

Proven Strategy

We prudently leverage our portfolio to provide the financial flexibility needed to successfully manage through periods of changing market conditions.

Long-Term Investment Capital

(in millions)

• Long-term Unsecured Borrowings, net

• Preferred Stock

• Common Stock

$440

$160 $180 $100

$661

$381 $180 $100

$860

$581 $179 $100

$1,114

$835 $179 $100

$1,108

$829 $179 $100

06 07 08 09 10*

Portfolio Leverage*

14% 86% 6.37:1

86% Repurchase Arrangements and Similar Borrowings

14% Long-Term Investment Capital

Total Assets

(in millions)

9 $8,629 $8,235

8 $7,209 $7,729

7

6 $5,348

5

4

3

2

1

0

06 07 08 09 10*

*As of March 31, 2010

CMO

LISTED

NYSE®

Capstead Mortgage Corporation

8401 North Central Expressway Š Suite 800

Dallas, Texas 75225-4410

www.capstead.com

1Q 2010 INVESTOR FACT SHEET

First Quarter Highlights

• Reported earnings of over $40 million, or $0.51 per diluted common share.

• Book value of $11.77 per common share at March 31, 2010.

• Portfolio totaled $7.59 billion at March 31, 2010.

• Portfolio leverage of 6.37 times long-term investment capital at March 31, 2010.

• Total financing spreads averaged 2.14%.

Quarterly Results

March 31, Dec. 31, Sept. 30, June 30, March 31,

(In thousands, except per share data) 2010 2009* 2009 2009 2009

Interest income:

Mortgage securities and similar investments $ 60,150 $ 70,458 $ 74,695 $ 81,062 $ 87,884

Overnight investments and swap receivables 92 76 69 133 217 60,242 70,534 74,764 81,195 88,101

Interest expense:

Repurchase arrangements and similar borrowings (13,368) (21,697) (26,802) (31,626) (39,957)

Unsecured borrowings (2,187) (2,187) (2,186) (2,187) (2,187) (15,555) (23,884) (28,988) (33,813) (42,144)

Net interest margins 44,687 46,650 45,776 47,382 45,957

Net income 40,437 2,595 42,085 42,507 42,076

Income (loss) available to common stockholders 35,379 (2,464) 37,027 37,446 37,015

Diluted earnings (loss) per common share 0.51 (0.04) 0.56 0.58 0.57

Common dividends per share 0.50 0.54 0.56 0.58 0.56

Common equity raises 10,423 1,715 71,288 5,760 2,677

Common shares outstanding (EOQ) 70,116 69,319 69,098 63,874 63,395

* GAAP earnings of $3 million, or a loss of $0.04 per diluted share, after $40 million in charges which nearly eliminated exposure to commercial real estate loans.

Analysts

Firm Rating*

BGB Securities, Inc. Buy

Deutsche Bank Buy

FBR Capital Markets Outperform

JMP Securities LLC Outperform

Keefe, Bruyette & Woods Outperform

Macquarie Outperform

RBC Capital Markets Outperform

Sandler O’ Neill Hold

Sterne Agee Neutral

Stifel Nicolaus Buy

Ownership % of shares

Institution Outstanding**

Wells Capital Management Inc. 7.9%

BlackRock Global Investors 5.0%

Thompson Siegel & Walmsley LLC 3.8%

Vanguard Group Inc. 3.7%

RREEF America LLC 2.9%

Highland Capital Management LP 2.4%

Wellington Management Co. LLP 2.3%

State Street Global Advisors 2.0%

GW Capital Inc. 1.9%

Northern Trust Global Investments Ltd. 1.7%

Common Stock Information

NYSE Ticker: CMO

Price as of 4/29/10: $11.39

52-wk High/Low: $15.75/$10.50

1Q Dividend: $0.50

Dividend yield: 17.6%

(based on annualized 1Q dividend)

1Q Avg Daily Vol: 854,000 shares

Series A/Series B Preferred Stock Info

NYSE Ticker: CMOPRA / CMOPRB

Prices as of 4/29/10: $20.10/$13.91

Call Price: $16.40 / $12.50

Liquidation Value: $16.40 / $11.38

Conversion Ratio: 1.6467 / 0.6362

Annualized Dividend: $1.60 / $1.26

* As of March 31, 2010

** % based on available data and shares outstanding as of March 31, 2010. Filings as of May 19, 2010

Total Average

Financing Spreads

(in basis points)

225 223

200 214

175

150 159

125

100

75

50 45

25

0

-25

06 07 08 09 10*

Capstead Mortgage Corporation

8401 North Central Expressway Š Suite 800 Š Dallas, Texas 75225-4410

800.358.2323 Š invrel@capstead.com Š www.capstead.com